TYPE:  8-K SEQUENCE:  1 DESCRIPTION:  FORM 8-K
                    SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, DC  20549


                                FORM 8-K

                             CURRENT REPORT
               PURSUANT TO SECTION 13 OR 15 (d) OF THE
                    SECURITIES EXCHANGE ACT OF 1934
   Date of report (Date of earliest event reported) April 22, 1999


                           Ace Hardware Corporation
          (Exact Name of Registrant as Specified in its Charter)


           DELAWARE                                    36-0700810
        (State or Other Jurisdiction of            (I.R.S. Employer
         Incorporation or Organization)             Identification No.)


           2200 Kensington Court, Oak Brook, IL      60523
        (Address of Principal Executive Offices)    (Zip Code)

    Registrant's telephone number, including area code 630-990-6600


                             Not Applicable
      (Former name or former address, if changed since last report)



ITEM 5.  OTHER EVENTS

   The Registrant provides Notice of Annual Meeting of Stockholders on June 7, 1999 and Proxy solicited by Board of Directors and related information, which are attached hereto as Exhibits 99-A through 99-D.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

   EXHIBIT 99-A Letter to Our Dealers/Stockholders from David F. Hodnik, President and CEO and Howard J. Jung, Chairman of the Board.
   EXHIBIT 99-B    Notice of Annual Meeting of Stockholders on June 7, 1999
   EXHIBIT 99-C    Proxy solicited by Board of Directors
   EXHIBIT 99-D    Reservation Card


SIGNATURES
   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             Ace Hardware Corporation
                                                    (Registrant)

Date:  April 30, 1999                             Lori L. Bossmann
                                                     (Signature)
                                           Name:  Lori L. Bossmann
                                           Title:  Vice President, Controller





                                                                Exhibit 99-A

April 9, 1999


TO:     Our Dealer/Stockholders

Enclosed is a formal notice of the Ace annual stockholders meeting that will be held on Monday, June 7, 1999. As of this date, the matters that will be acted upon at the meeting will be the election of three directors.

The enclosed notice contains an Explanatory Summary giving the names and background information of each of the three persons recommended by the Board of Directors for election as directors.

The three directors to be chosen are to be elected to positions in the second director class for three year terms with one director being elected from each of Regions 2, 4, and 6. As provided in the By-laws, regional dealer-directors are elected from designated geographic regions of the United States.

Please review the enclosed materials carefully and then complete, sign, date and mail the enclosed proxy card in the envelope provided for your convenience. The prompt return of sufficient proxies to enable the business of the meeting to proceed will save your Company additional expenses of solicitation which would ultimately be borne by its stockholders.

Of course, if you find it convenient to attend the meeting, you may rescind your proxy vote and vote in person if you so desire.

Sincerely,



David F. Hodnik                                     Howard J. Jung
President and CEO                                Chairman of the Board









                                                                 Exhibit 99-B
ACE HARDWARE CORPORATION
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
June 7, 1999


Notice is hereby given that the annual meeting of the stockholders of Ace Hardware Corporation will be held on Monday, June 7, 1999, in Krausman Hall at the general office of the Corporation, 2200 Kensington Court, Oak Brook, Illinois at 9:00 A.M., Central Daylight Saving Time, for the following purposes:

(1) to elect three members of the Board of Directors of the second class to serve for 3-year terms, one of which shall be elected from each of the following director regions:

Region 2, Region 4 and Region 6;

and

(2) to transact such other business as may properly be brought before the meeting.

Only those holders of record of shares of Class "A" stock on the books of the Corporation at the close of business on April 9, 1999 are entitled to notice of, and to vote at, the meeting.

The names of the three persons selected to be nominees for election as directors in accordance with the provisions of Article IV of the By-laws of the Corporation, together with background information concerning each of them, are set forth in the attached Explanatory Summary.


                                        By order of the Board of Directors


                                                  DAVID W. LEAGUE
April 9, 1999                                        Secretary





IMPORTANT - PLEASE MAIL YOUR PROXY PROMPTLY
ACE HARDWARE CORPORATION
2200 Kensington Court
Oak Brook, Illinois  60523


EXPLANATORY SUMMARY FURNISHED IN CONNECTION WITH SOLICITATION OF
PROXIES BY BOARD OF DIRECTORS


Proxies in the form enclosed herewith are solicited by the Board of Directors of Ace Hardware Corporation (the "Company") for use at the annual meeting of stockholders to be held in Krausman Hall at the general office of the Company, 2200 Kensington Court, Oak Brook, Illinois, on Monday, June 7, 1999, and at any adjournment thereof. Unless authorization to do so is withheld by the giver of the proxy, the persons named as proxies in the enclosed proxy card, or such of them as may act, will vote for the election as directors of all of the persons recommended by the Board of Directors.

Only the holders of record of shares of Class A stock on the books of the Company at the close of business on April 9, 1999 will be entitled to vote at the meeting. Even if you expect to attend the meeting in person, you are requested to return your executed proxy in the enclosed envelope in order to assure that a quorum of the Class A stock is represented at the meeting and to enable the business of the meeting to be conducted as expeditiously as possible. Any stockholder giving a proxy will have the right to revoke it at any time prior to the voting thereof.

The exact number of outstanding shares of Class A stock on the record date of April 9, 1999 will be reported at the meeting. Each such outstanding share entitles the holder to one vote. There will not be cumulative voting for the election of directors.

The cost of soliciting proxies in the form enclosed herewith is being borne by the Company. In addition to solicitation by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telephone, telegraph or facsimile.



The Company's 1998 Annual Report, including financial statements, has been mailed to each stockholder.
ELECTION OF DIRECTORS
[Item (1) on proxy card]

In accordance with authority vested in it by Article IV of the By-laws of the Company, the Board of Directors has determined that the Board shall be comprised of 12 persons. The Board has determined that one director shall be a dealer director at-large, two shall be non-dealer directors, and that all 9 remaining members of the Board as to be constituted following the 1999 annual stockholders meeting, shall be "regional dealer directors".

Each dealer director must be either the owner of a retail business organization owning stock of the Company or an executive officer, general partner, or general manager of such a retail business organization.

As also provided for by the Company's By-laws, the Board of Directors has established 7 geographic regions of the United States from which regional dealer directors are to be chosen. The Board has authority from time to time to make revisions in the geographic composition of such regions, as well as to change the number of regions. Determinations are to be made by the Board each year as to the regions from which regional dealer directors to be elected at the next annual meeting shall be chosen. In the discretion of the Board, two or more dealer directors from the same region may serve on the Board at the same time.

The current geographic composition of each of the regions established by the Board of Directors for the election of regional dealer directors pursuant to the applicable By-law provisions is as follows:

Region 1 -     Maine, New Hampshire, Vermont, Massachusetts, Connecticut,
               Rhode Island, New York, Pennsylvania, New Jersey;

Region 2 -     Delaware, Maryland, Virginia, West Virginia, Kentucky,
               Tennessee, North Carolina, South Carolina, District of
               Columbia, Ohio;

Region 3 -     Alabama, Mississippi, Georgia, Florida;

Region 4 -     Indiana, Illinois, Michigan, Wisconsin;

Region 5 -     Iowa, Missouri, Nebraska, Kansas, Colorado, Idaho, Minnesota,
               Montana, North Dakota, South Dakota, Utah, Wyoming;

Region 6 -     Arkansas, Louisiana, Oklahoma, Texas, Arizona, New Mexico;

Region 7 -     Alaska, Washington, Oregon, Nevada, California, Hawaii;

The present directors, their respective director regions and classes, and the years of expiration of their current terms of office are as follows:

                                                    Year of Expiration
      Director       Region     Class                of Current Term

Eric R. Bibbens, II     1       First                   2000
D. William Hagan        3       First                   2000
Jennifer C. Anderson    7       First                   2000
Mark Jeronimus          5       First                   2000
J. Thomas Glenn         2       Second                  1999
Jon R. Weiss            4       Second                  1999
John E. Kingrey         6       Second                  1999
Lawrence R. Bowman      5       Third                   2001
Daniel L. Gust          5       Third                   2001
Howard J. Jung          -       Third                   2001
Roger E. Peterson       -       Third                   2001
Mario R. Nathusius      -       Third                   2001

As required by the By-laws, the Board of Directors determined that the three positions on the Board currently held by directors of the class whose terms expire in 1999 shall be filled at the forthcoming 1999 annual stockholders meeting by persons to be elected for 3-year terms as follows: one director from Region 2, one director from Region 4 and one director from Region 6.

Under the By-laws, Mr. Weiss and Mr. Kingrey are not eligible for re-election upon expiration of each of their respective terms as a director in 1999, but Mr. Glenn is eligible for re-election. As authorized by a provision in the By-laws under which the Board of Directors can propose the nomination for re-election of any eligible incumbent director for the region in which the primary place of business of such director is located, the Board determined that Mr. Glenn should be nominated for re-election at the 1999 annual meeting for an additional term of three years.

The Board established a Candidate Selection Committee comprised primarily of 5 dealer stockholders from Region 4 plus 2 directors and a second Candidate Selection Committee comprised primarily of 5 dealer stockholders from Region 6 plus 2 directors to select a nominee for election as director for a 3-year term for each respective region. The nominees selected by such Candidate Selection Committee are Mr. Richard F. Baalmann, Jr. in Region 4 and Mr. Richard W. Stine in Region 6. The principal occupation of Mr. Glenn, Mr. Baalmann and Mr. Stine during the past 5 years or more consisted of being an owner, officer or manager of a retail hardware business.

If any nominee named above shall refuse or be unable to serve as a director, an event not now anticipated by the Board of Directors, it is intended that the persons named in the proxy will vote for the election in his/her stead of such substitute nominee as shall be designated by the Board.


OTHER MATTERS

As of the date of the notice of the annual meeting of stockholders, the Board of Directors knows of no matters to be brought before the meeting other than those described above. If, however, any additional matters are presented by others, the proxy holders have been vested by the Board of Directors with discretionary powers to vote the shares represented by the proxies held by them in accordance with their own best judgment with respect to all such matters.

                                            By Order of the Board of Directors
                                                        DAVID W. LEAGUE
April 9,1999                                               Secretary


In order that there may be proper representation at the meeting, you are urged to sign and return the enclosed proxy in the envelope provided. Your cooperation in promptly returning your signed proxy will reduce expenses incident to following up this solicitation of proxies. Submission of a signed proxy will not preclude you from voting in person at the meeting if you so desire.

The Board of Directors recommends the election as directors of each of the three nominees referred to above. The director regions, classes and terms for which they are being nominated, together with background information concerning each nominee, is set forth below.

Region 2, Second and 3 years    J. Thomas Glenn,
Region 4, Second and 3 years    Richard F. Baalmann, Jr.
Region 6, Second and 3 years    Richard W. Stine

J. Thomas Glenn, 40, is President of Ace Hardware of Chattanooga (TN). He earned an accounting degree from the University of Georgia in 1981 and went on to Duke University where he earned an MBA degree in 1984. After working in the Consulting Division of Arthur Andersen in Charlotte, NC, for three years, in 1987 he returned to his family business now consisting of 12 Ace stores. Initially elected to the Board in 1996, he represents Region 2. This region includes South and North Carolina, West Virginia, Maryland, Delaware, the District of Columbia, Virginia, Kentucky, Tennessee and Ohio. He is the Chairman of the Audit and Finance Committee and also serves as a member of the Executive Committee.

Richard F. Baalmann, Jr., 39, is the President of Homart, Inc., Managing Member of ALTCO, L.L.C. and President of Bramm, Inc., which consist of three Ace Hardware stores in Centralia and Alton (IL) and Des Peres (MO) respectively. He earned a liberal arts degree in 1980 from Meramec Community College and went on to Saint Louis University, where he studied Business Administration. Richard began his career with Ace Hardware 25 years ago, as a stock boy at Village Ace Hardware. He has served as President of Homart, Inc. and Bramm, Inc. since 1988, and has been Managing Member of ALTCO, L.L.C. since 1996. He has been nominated to succeed Jon Weiss, whose maximum term expires in 1999. Region 4 includes Indiana, Illinois, Wisconsin and Michigan.

Richard W. Stine, 54, is an owner of Stine Inc., which has 9 Ace affiliated stores in Louisiana. The stores have a strong lumber and building materials orientation. He earned an education degree from the University of Southwest Louisiana in 1968 and went on to Southern Illinois University where he earned his Masters in Public Administration/Statistics in 1974. Before beginning his 23 year career with Stine Inc., Richard served as a Captain in the USAF from 1968 to 1974. Currently, he is a Colonel in the USAF Reserves, where he has served since 1985. He has also been a member of the Stine Inc. board for 23 years and USAF Reserves advisory boards for three years. He has been nominated to succeed John Kingrey whose maximum term expires in 1999. Region 6 includes Arkansas, Louisiana, Oklahoma, Texas, Arizona and New Mexico.






                                                                 Exhibit 99-C

ACE HARDWARE CORPORATION
PROXY


This proxy is solicited on behalf of the Board of Directors for the annual meeting of stockholders on June 7, 1999.

As the holder, or the authorized agent of the holder, of 1 share of Class A stock of Ace Hardware Corporation issued as of the record date of April 9, 1999 for the Ace store designated by the number shown on the reverse side hereof, the undersigned does hereby constitute and appoint Lawrence R. Bowman, Daniel L. Gust, Mario R. Nathusius and each of them, with each to have full power of substitution, as Proxies to vote said share of stock at the annual meeting of stockholders of Ace Hardware Corporation to be held at 9:00 A.M.
on Monday, June 7, 1999, and at any adjournment thereof, on all matters coming before said meeting. If no directions are given on the other side of this card, the Proxies will vote for the election of all director nominees recommended by the Board of Directors and in their discretion on any other business that may properly come before the meeting. The Proxies appointed herein may act by a majority of such of said Proxies as shall be present at the meeting (or if only one is present then by that one). Any prior Proxies given by the undersigned with respect to said meeting are hereby revoked.

(Continued and to be signed on the reverse side)

(Continued from the other side)
Election of Directors:

__   FOR all nominees listed below     __   WITHHOLD AUTHORITY  to vote for
                                            all nominees listed below
         (except as marked to the contrary below)

(To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)

J. Thomas Glenn, Richard F. Baalmann, Jr., Richard W. Stine

Dated:
                             (Legal corporate, partnership or business name)

Ace Store #                   By
                              (In the case of a corporate or partnership
                               stockholder, an appropriate officer or partner should sign and his title should be inserted. If the stock is held in joint tenancy, each holder should sign.)





                                                                 Exhibit 99-D

ANNUAL STOCKHOLDERS' MEETING
MONDAY, JUNE 7, 1999

The Annual Stockholders' Meeting of ACE HARDWARE CORPORATION will be held on MONDAY, JUNE 7, 1999 in the ACE CORPORATE OFFICES, 2200 Kensington Court, KRAUSMAN HALL - 3rd Floor, Oak Brook, Illinois.

You are invited to join the Ace Staff for a Continental Breakfast at 8:30 A.M. The business meeting will begin promptly at 9:00 A.M.

IF YOU PLAN TO ATTEND, please return the Reservation Form so that proper arrangements can be made for the breakfast and meeting.

Please Note: Ace Hardware has adopted a "Tobacco Free Policy," which became effective several years ago. There is NO SMOKING PERMITTED ANYWHERE WITHIN OUR CORPORATE OFFICE FACILITIES.

Your efforts in maintaining a healthier, smoke-free work environment are appreciated by the Company and employees.





ANNUAL STOCKHOLDERS MEETING
MONDAY, JUNE 7, 1999

Please reserve _____ places for the following persons who plan to attend the Continental Breakfast and Annual Meeting.

______________________________                ______________________________


______________________________                ______________________________


Return form to:
Ace Hardware Corporation
2200 Kensington Court
Oak Brook, Illinois  60523
Attn: Chairman's Office